UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 4, 2016
Date of Report (date of earliest event reported)

COPART, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-23255	94-2867490
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

14185 Dallas Parkway, Suite 300
Dallas, Texas 75254
(Address of principal executive offices, including zip code)

(972) 391-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT
Item 7.01 Regulation FD Disclosure.
On April 4, 2016, and from time to time, the management of Copart, Inc. expects to engage in discussions with investors and other interested parties. During these discussions, our officers may make reference to an updated slide presentation.  A copy of this updated slide presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The updated slide presentation is also available on Copart’s website, www.copart.com.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Copart, Inc. Presentation dated April 4, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:     April 4, 2016                 COPART, INC.

By:	/s/ Jeffrey Liaw
Jeffrey Liaw
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Copart, Inc. Presentation dated April 4, 2016.